Exhibit 10.66

ARBITRATION AND NOTICE OF FINAL AGREEMENT

To:	U.S. Home Systems, Inc.

405 State Highway 121 Bypass

Building A, Suite 250

Lewisville, Texas 75067

(collectively, whether one or more, “Borrower”)

As of the effective date of this Notice, Borrower and THE FROST NATIONAL BANK, a national banking association (“Lender”) have consummated a transaction pursuant to which Lender has agreed to renew and extend an existing loan or loans to Borrower in the principal amounts of $2,000,000.00 and $999,999.90 and/or to otherwise extend credit or make financial accommodations to or for the benefit of Borrower (collectively, whether one or more, the “Loan”).

ARBITRATION

Upon written request of either Lender or Borrower, any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to the Loan, any of the loan documents or any related agreements or instruments executed in connection with the Loan (the “Loan Documents”), including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Commercial Arbitration Rules of the American Arbitration Association, and the “Special Rules” set forth below unless both Lender and Borrower, in their respective sole discretion, agree in writing to mediate the dispute prior to submitting to binding arbitration. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action. The party that requests arbitration has the burden to initiate the arbitration proceedings pursuant to and by complying with the Commercial Arbitration Rules of the American Arbitration Association and shall pay all associated administrative and filing fees.

The arbitration shall be conducted in the City of San Antonio, Bexar County, Texas and administered by the American Arbitration Association. All arbitration hearings will be commenced within sixty (60) days of the written request for arbitration, and if the arbitration hearing is not commenced within the sixty (60) days, the party that requested arbitration shall have waived its election to arbitrate. Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by Lender of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of Lender hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral in accordance with applicable law, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver in accordance with applicable law. Lender may exercise such self help remedies, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement or any other Loan Document. At Lender’s option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

ARBITRATION AND NOTICE OF FINAL AGREEMENT	Page 1

FACSIMILE DOCUMENTS AND SIGNATURES; DESIGN; IMAGING OF DOCUMENTS

For purposes of negotiating and finalizing the Written Loan Agreement (as hereinafter defined), if this document or any document executed in connection with the Loan is transmitted by facsimile machine (“fax”), it shall be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a facsimile machine shall be considered for all purposes as an original signature. Any such faxed document shall be considered to have the same binding legal effect as an original document. At the request of any party, any faxed document shall be re-executed by each signatory party in an original form. Borrower, Other Obligors and Lender agree that no notices or other communications by electronic means between such parties or their representatives in connection with the Loan Documents or any instrument executed in connection therewith shall constitute a transaction, agreement, contract or electronic signature under the Electronic Signatures in Global and National Commerce Act, any version of the Uniform Electronic Transactions Act or any other statute governing electronic transactions, unless otherwise specifically agreed to in writing. Borrower and Other Obligors understand and agree that (a) Lender’s document retention policy may involve the electronic imaging of executed Loan Documents and the destruction of the paper originals, and (b) Borrower and Other Obligors waive any right that they may have to claim that the imaged copies of the Loan Documents are not originals.

PATRIOT ACT NOTICE

Lender hereby notifies Borrower and Other Obligors that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Borrower and Other Obligors, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower and Other Obligors in accordance with the Act.

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WAIVER OF RIGHT TO TRIAL BY JURY

THE PARTIES TO THIS AGREEMENT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER TO ENFORCE THIS AGREEMENT, TO COLLECT DAMAGES FOR THE BREACH OF THIS AGREEMENT, OR WHICH IN ANY OTHER WAY ARISE OUT OF, ARE CONNECTED TO OR ARE RELATED TO THIS AGREEMENT OR THE SUBJECT MATTER OF THIS AGREEMENT. ANY SUCH ACTION SHALL BE TRIED BY THE JUDGE WITHOUT A JURY.

NOTICE OF FINAL AGREEMENT

In connection with the Loan, Borrower and Lender and the undersigned guarantors and Other Obligors, if any (collectively, whether one or more, “Other Obligors”) have executed and delivered and may hereafter execute and deliver certain agreements, instruments and documents (collectively hereinafter referred to as the “Written Loan Agreement”).

It is the intention of Borrower, Lender and Other Obligors that this Notice be incorporated by reference into each of the written agreements, instruments and documents comprising the Written Loan Agreement. Borrower, Lender and Other Obligors each warrants and represents that the entire agreement made and existing by or among Borrower, Lender and Other Obligors with respect to the Loan is and shall be contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises exist or shall exist by or among, Borrower, Lender and Other Obligors that are not reflected in the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Page Follows.]

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Executed: September 2, 2010.

THE FROST NATIONAL BANK, a national banking association

By:	/s/ Martha Martin
Name:	Martha Martin
Title:	Senior Vice President

ACKNOWLEDGED AND AGREED:

BORROWER:

U.S. HOME SYSTEMS, INC., a Delaware corporation

By:	/s/ Robert A. DeFronzo
	Name:	Robert A. DeFronzo
	Title:	Secretary, Treasurer and CFO

OTHER OBLIGORS:

U.S. REMODELERS, INC., a Delaware corporation

By:	/s/ Robert A. DeFronzo
	Name:	Robert A. DeFronzo
	Title:	Secretary, Treasurer and CFO

ARBITRATION AND NOTICE OF FINAL AGREEMENT	Signature Page 1